SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934
                       (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission only (as permitted by Rule 12a-6(e)(2))
[  ] Definitive Proxy Statement
[X]  Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


                    F&M BANCORPORATION, INC.
        (Name of Registrant as Specified in Its Charter)

                         Not Applicable
            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: ______________________________________________
         ________________________________________________________
     2) Aggregate number of securities to which transaction applies: ______________________________________________
         ________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______________________________
         ________________________________________________________
     4)  Proposed maximum aggregate value of transaction:  ______
         ________________________________________________________
     5)  Total fee paid:  _______________________________________

[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:  _______________________________
     2)  Form, Schedule or Registration Statement No.:  _________
     3)  Filing Party:  _________________________________________
     4)  Date Filed:  ___________________________________________


The enclosed Supplement was provided to correct a typographical error in the number of shares outstanding on the record date.
The form of proxy is resubmitted to better conform the EDGAR version of the proxy card to the manually produced card, although no substantive changes are included.


                          *  *  *  *  *




F&M Bancorporation, Inc.


                 Supplement dated March 31, 1997
             to Proxy Statement dated March 28, 1997


     It has come to F&M's attention that there was a typographical error in the number of outstanding shares of F&M Bancorporation's Common Stock in the Proxy Statement dated March 28, 1997. The correct number of shares of the Corporation's $1.00 par value voting common stock outstanding on March 14, 1997 was 7,606,581.


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                    F&M BANCORPORATION, INC.
               1997 ANNUAL MEETING OF SHAREHOLDERS
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gail E. Janssen, Otto L. Cox and Glenn L. Schilling, and each of them, proxies, with full power of substitution, to represent and to vote as designated herein all shares of stock the undersigned is entitled to vote at the Annual Meeting of Shareholders of F&M Bancorporation, Inc. to be held at the Paper Valley Hotel and Conference Center, 333 West College Avenue, Appleton, Wisconsin, on Tuesday, April 22, 1997, at 7:00 p.m., Central Time, and at any adjournment thereof, hereby revoking any and all proxies heretofore given:

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the nominees in Proposal 1.


       DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


(1)  ELECTION OF DIRECTORS [ ] FOR all nominees   [ ] WITHHOLD
     for three-year terms                              AUTHORITY
     ending in 2000:                                   for all
                                                       nominees

1. John W. Johnson, 2. Gary A. Lichtenberg, 3. Duane G. Peppler,
4. Joseph F. Walsh

(Instructions: To withhold authority for any individual indicated nominee, write the number(s) of the nominee(s) in the box provided to the right)

  (2) OTHER MATTERS: In their discretion, on such other matters as may properly come before the meeting or any adjournment thereof;

all as set out in the Notice of Meeting and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

Address Change?
Mark Box
Indicate changes below:
                              Date ____________

                              NO. OF SHARES

                              ___________________________________
                              Signature(s) in box

                              PLEASE sign personally as name
                              appears at left.  When signing as
                              attorney, executor, administrator,
                              personal representative, trustee or
                              guardian, given full title as such.
                              If signer is a corporation, sign
                              full corporate name by duly
                              authorized officer.  If stock is
                              held in the name of two or more
                              persons, all should sign.